AEGON/TRANSAMERICA SERIES FUND, INC.

Supplement dated February 10, 2005 to Prospectus dated May 1, 2004, as previously supplemented

The following supplement refers to American Century International:

At a recent meeting, the Board of Directors took the following action:

A new sub-adviser was approved as a result of the corporate restructuring at American Century Investment Management, Inc. (“ACIM”), effective January 1, 2005. ACIM formed a new investment adviser, American Century Global Investment Management, Inc. (“ACGIM”), as a wholly owned subsidiary of ACIM. ACGIM is now the sub-adviser to American Century International. This corporate restructuring was not considered to be an assignment under the Investment Company Act of 1940, as amended.

Investors should retain this Supplement for future reference.